                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-

                       TransAct Technologies Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       TRANSACT TECHNOLOGIES INCORPORATED
                                  7 LASER LANE
                         WALLINGFORD, CONNECTICUT 06492

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 7, 1998

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of TransAct Technologies Incorporated (the "Company"), a Delaware corporation, will be held on Thursday, May 7, 1998, at 10:00 a.m. Eastern Daylight Savings Time, at The Ramada Plaza Hotel, 275 Research Parkway, Meriden, CT 06450 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          (1) To consider and act upon a proposal to elect two Directors to serve until the Annual Meeting of Shareholders in the year 2001 or until their successors have been duly elected and qualified;

          (2) To ratify the selection of Price Waterhouse LLP as independent accountants for 1998;

          (3) To approve an amendment to the 1996 Stock Plan to increase the number of shares of Common Stock subject thereto; and

          (4) To transact such other business as may legally come before the Annual Meeting.

     Shareholders of record at the close of business on March 19, 1998 are entitled to notice of and to vote at the Annual Meeting. The transfer books will not be closed for the Annual Meeting.

     The Company's Proxy Statement, Form of Proxy and Annual Report for the fiscal year ended December 31, 1997 are submitted herewith.

                                          By Order of the Board of Directors,

                                          RICHARD L. COTE
                                          Secretary

Wallingford, Connecticut
April 3, 1998

                            YOUR VOTE IS IMPORTANT.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, THE COMPANY REQUESTS THAT YOU FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

                       TRANSACT TECHNOLOGIES INCORPORATED
                                  7 LASER LANE
                         WALLINGFORD, CONNECTICUT 06492

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 7, 1998

                      SOLICITATION AND REVOCATION OF PROXY

     The following information concerning the enclosed proxy and matters to be acted upon under the authority of such proxy is furnished to shareholders of TransAct Technologies Incorporated (the "Company") in connection with the solicitation by the Company of proxies to be voted at the Annual Meeting to be held on May 7, 1998 (the "Annual Meeting").

     Any shareholder who executes and returns the enclosed proxy has the power to revoke the same anytime prior to it being voted. The shares represented by the proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it not votable. The proxy is in ballot form so that a specification may be made to grant or withhold authority to vote for the election of the Directors and to indicate separate approval or disapproval as to each of the other matters presented to shareholders. All of the proposals will be presented by the Board of Directors. The shares represented by the proxy will be voted for the election of the Directors named thereon, unless authority to do so is withheld. With respect to each proposal presented to shareholders by the Board of Directors other than the election of Directors, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted for the proposals. The Proxy Committee consists of Messrs. Thomas R. Schwarz, Chairman, and Bart C. Shuldman, the President and Chief Executive Officer of the Company. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum to transact business at the Annual Meeting.

     This Proxy Statement is being mailed to shareholders on or about April 3, 1998.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Shareholders of record on March 19, 1998 are entitled to cast one vote for each share of common stock held by them on March 19, 1998. There were 6,313,600 shares of common stock issued and outstanding and entitled to vote at the close of business on March 19, 1998.

     On March 31, 1997, the Company's former parent, Tridex Corporation ("Tridex"), completed the pro rata distribution to its shareholders of record of all shares of the Company previously held by it. As a result, the Company is no longer a subsidiary of Tridex.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the beneficial ownership of the Company's common stock as of March 19, 1998 for each person who is known by the Company to own beneficially more than five percent of the Company's issued and outstanding common stock, and each person who is a Director, a nominee for Director, or an individual named in the Summary Compensation Table, and all Directors and

Executive Officers of the Company as a group. The persons named in such table have furnished the information set forth opposite their respective names:

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL    PERCENT OF
                NAME OF BENEFICIAL OWNER(1)                   OWNERSHIP      CLASS(2)
                ---------------------------                   ----------    ----------
Thomas R. Schwarz(3)........................................      16,037         *
Charles A. Dill(4)..........................................       8,671         *
Graham Y. Tanaka(5).........................................     104,533       1.7%
Bart C. Shuldman(6).........................................      57,357         *
Richard L. Cote(7)..........................................      47,846         *
David A. Ritchie(8).........................................       7,405         *
John Cygielnik(9)...........................................      13,239         *
Michael S. Kumpf(10)........................................      25,220         *
All Directors and Executive Officers as a group (10
  persons)..................................................     305,015       4.8%
Seth M. Lukash(11)..........................................     525,319       8.3%
The Kaufmann Fund, Inc.(12).................................     442,700       7.0%

---------------
 (1) Except as otherwise indicated, each of the persons named in the table has sole voting power and sole investment power with respect to the shares set forth opposite their name.

 (2) An asterisk denotes beneficial ownership of less than 1%.

 (3) Includes 1,000 shares deemed to be beneficially owned by Mr. Schwarz in his capacity as trustee of a trust for the benefit of his granddaughter and 1,000 shares beneficially owned by his daughter, as to which shares he disclaims beneficial ownership. Includes (i) 5,000 shares of restricted stock of the Company granted under the 1996 Stock Plan which are not vested and (ii) 2,500 shares subject to options granted under the Non-Employee Directors' Stock Plan. Mr. Schwarz's address is 60 Westcliff Road, Weston, Massachusetts 02193.

 (4) Includes 2,500 shares subject to options granted under the Non-Employee Directors' Stock Plan. Includes 3,814 shares deemed beneficially owned by Mr. Dill for the benefit of his parents, as to which shares he disclaims beneficial ownership. Mr. Dill's address is care of Gateway Associates, 8000 Maryland Avenue, Suite 1190, St. Louis, Missouri 63105.

 (5) Includes 2,500 shares subject to options granted under the Non-Employee Directors' Stock Plan. Includes 2,010 shares deemed beneficially owned by Mr. Tanaka for the benefit of his children. Mr. Tanaka's address is care of Tanaka Capital Management, Inc., Suite 1432, 230 Park Avenue, New York, New York 10169.

 (6) Include 38,200 shares of restricted stock of the Company not vested and 14,560 shares subject to options, granted under the 1996 Stock Plan. Mr. Shuldman's address is care of TransAct Technologies Incorporated, 7 Laser Lane, Wallingford, Connecticut 06492.

 (7) Includes 10,600 shares of restricted stock of the Company not vested and 8,100 shares subject to options, granted under the 1996 Stock Plan. Mr. Cote's address is care of TransAct Technologies Incorporated, 7 Laser Lane, Wallingford, Connecticut 06492.

 (8) Includes 3,000 shares of restricted stock of the Company not vested and 3,400 shares subject to options, granted under the 1996 Stock Plan. Mr. Ritchie's address is care of TransAct Technologies Incorporated, 7 Laser Lane, Wallingford, Connecticut 06492.

 (9) Includes 5,000 shares of restricted stock of the Company not vested and 4,400 shares subject to options, granted under the 1996 Stock Plan. Mr. Cygielnik's address is care of Magnetec Corporation, 7 Laser Lane, Wallingford, Connecticut 06492.

(10) Includes 5,000 shares of restricted stock of the Company not vested and 4,400 shares subject to options, granted under the 1996 Stock Plan. Mr. Kumpf's address is care of Ithaca Peripherals, a division of Magnetec Corporation, 20 Bomax Drive, Ithaca, New York 14850.

(11) Based on information provided in Schedule 13D filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") on February 25, 1998. Mr. Lukash's address is care of Tridex Corporation, 61 Wilton Road, Westport, Connecticut 06880.

(12) Based on information provided in Schedule 13G filed pursuant to the Exchange Act on February 3, 1998. The address of The Kaufmann Fund is 140
     E. 45th Street, New York, New York 10017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's Directors and Executive Officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% Owners") to file with the Securities and Exchange Commission ("SEC") and the NASDAQ National Market reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, Executive Officers and 10% Owners are required by SEC regulation to furnish the Company with copies of all
Section 16(a) reports they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to Directors, Executive Officers and 10% Owners were complied with except as follows: Mr. Tanaka failed to timely file two reports to report two transaction and Mr. David A. Ritchie, an Executive Officer, failed to timely file his initial form to report his becoming an Executive Officer.

                             ELECTION OF DIRECTORS

     At the Annual Meeting of Shareholders, two persons are to be elected to hold office as Directors until the Annual Meeting of Shareholders to be held in the year 2001 or until their successors are duly elected and qualified. In the absence of instructions to the contrary, the persons named in the enclosed form of proxy as members of the Proxy Committee will vote such proxy "FOR" the election of the nominees named below. Should a nominee become unavailable, which is not anticipated, it is intended that proxies will be voted for the election of such other person as the Board of Directors may recommend in place of such nominee.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTOR

     Graham Y. Tanaka, 50, has been a Director of the Company since its formation in June 1996. Mr. Tanaka has been President of Tanaka Capital Management, Inc., an investment management firm, since 1986. From 1989 until 1996, Mr. Tanaka was a limited partner of McFarland Dewey & Co., a financial advisor to the Company and Tridex. He is a Director of Tridex.

     Richard L. Cote, 56, has been Executive Vice President, Chief Financial Officer, Treasurer, Secretary and a Director of the Company since its formation in June 1996. Prior thereto, he served as Senior Vice President and Chief Financial Officer of Tridex since September 1993. Mr. Cote joined Tridex as a Vice President in June 1993. From October 1991 to March 1993, he was a self-employed management consultant. Previously, Mr. Cote held management positions with Wang Laboratories, Inc., Emhart Corporation, Xerox Corporation and Price Waterhouse LLP.

VOTE REQUIRED

     The election of Messers. Tanaka and Cote as Directors of the Company requires the affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of directors will be included in determining the presence of such quorum but will not be included in determining whether nominees have received the vote of such plurality.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ELECTION OF MESSRS. TANAKA AND COTE AS DIRECTORS OF THE COMPANY.

INFORMATION CONCERNING DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 1999 ANNUAL MEETING

     Thomas R. Schwarz, 61, Chairman of the Board, has been a Director of the Company since its formation in June 1996. Mr. Schwarz was Chairman and Chief Executive Officer of Grossman's Inc., a retailer of building materials, from 1990 to 1994. From 1980 to 1990, he was President, Chief Operating Officer and a director of Dunkin' Donuts Incorporated, a food service company. Mr. Schwarz is a Director of Tridex, Foilmark, Inc., Lebhar-Friedman Publishing Company and A&W Restaurants.

     Bart C. Shuldman, 40, has been Chief Executive Officer, President and a Director of the Company since its formation in June 1996. He joined Magnetec as Vice President of Sales and Marketing in April 1993 and has served as President of Magnetec since August 1993 and President of the combined operations of Ithaca and Magnetec since December 1995. Prior to joining Magnetec, he held several management positions with Mars Electronics International, a division of Mars, Incorporated, from 1989 to 1993. Most recently, he was Business Manager for the North American Amusement, Gaming and Lottery operations. From 1979 to 1989, he held manufacturing and sales management positions with General Electric Company.

INFORMATION CONCERNING DIRECTOR WHOSE TERM WILL EXPIRE AT THE 2000 ANNUAL
MEETING

     Charles A. Dill, 58, has been a Director of the Company since its formation in June 1996. Mr. Dill is a General Partner of Gateway Associates, a venture capital firm. From 1991 to 1995, Mr. Dill served as President, Chief Executive Officer and a Director of Bridge Information Systems, Inc. Mr. Dill currently serves as a Director of Zoltek Companies, Stifel Financial Corp., Pinnacle Automation (Alvey Systems) and DT Industries.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CORPORATE SERVICES AGREEMENT

     The Company and Tridex entered into a Corporate Services Agreement (the "Services Agreement"), under which Tridex and its subsidiaries (other than the Company) have provided certain services, including certain employee benefit administration, human resource and related services, administrative services, risk management, regulatory compliance, preparation of tax returns, and certain financial and other services to the Company, which were reimbursed at actual cost. The Services Agreement provided for a transition by the Company to independent corporate administrative and financial staffing. Designated Tridex employees have been made available for stated percentages of their working time to the Company through different dates, ending on December 31, 1997. Until March 31, 1997, pursuant to the Services Agreement, Tridex agreed to pay a portion of the direct employment costs of Richard L. Cote, the former Senior Vice President and Chief Financial Officer of Tridex, who now serves the Company as Executive Vice President, Chief Financial Officer and a Director. The Company paid Tridex approximately $103,000 during the year ended December 31, 1997 under the Services Agreement. The Services Agreement expired on December 31, 1997.

TAX SHARING AGREEMENT

     The Company and Tridex entered into a Tax Sharing Agreement (the "Tax Agreement") which provides for the terms under which the Company is to be included in Tridex's consolidated Federal income tax return for the period from the Company's initial public offering until March 31, 1997. During this period, for financial accounting purposes, the Company computed its income tax expense or benefit as if it filed separate returns using those elements of income and expense as reported in the Company's financial statements. To the extent that the Company incurred losses or realized tax credits during that portion of 1997, Tridex paid to the Company the amount of any tax reduction Tridex realized by utilizing those losses or credits in its consolidated income tax return. In addition, tax benefits related to certain tax carryforwards arising prior to March 31, 1997 will be paid to Tridex as the carryforwards are realized. Any tax deficiencies or refunds resulting from amending prior year tax returns or examinations by the taxing authorities are the responsibility of or inure to the benefit of the Company to the extent they relate to the Company or its predecessor entities. For 1997, the Company paid to Tridex, net of refunds, approximately $410,000 under the Tax Agreement.

PRINTER SUPPLY AGREEMENT

     The Printer Supply Agreement (the "Printer Agreement"), which has an initial term expiring on December 31, 1999, provides for the Company to sell to Ultimate Technology Corporation ("Ultimate"), a subsidiary of Tridex, and for Ultimate to purchase from the Company, POS printers at discounts from list prices comparable to discounts historically offered to Ultimate as a subsidiary under common ownership with the Company. In consideration for these favorable price terms, the Printer Agreement requires Ultimate to purchase from the Company at least three quarters of its total POS printer requirements. The Company may, in its discretion, increase its list prices from time to time, and the prices offered to Ultimate will reflect the discount rate applied to such increased list prices. During the year ended December 31, 1997, Ultimate purchased from the Company $2,675,000 of POS printers.

AGREEMENT REGARDING TRIDEX RIBBON DIVISION

     Tridex and Magnetec Corporation, a subsidiary of the Company ("Magnetec"), entered into an agreement regarding the transfer by Magnetec to Tridex of substantially all of the assets used in connection with a line of business involving the manufacture, marketing and sale of ribbon for use in certain printers manufactured by the Company (the "Ribbon Business"). Under the agreement, Tridex became the owner of the Ribbon Business and employs the manufacturing and supervisory personnel required to conduct such business, and the Company provides Tridex with space within its Wallingford, Connecticut manufacturing facility and certain support services. As a monthly fee for the space and support services provided to Tridex for the Ribbon Business, Tridex pays the Company an amount equal to the direct and indirect costs incurred by the Company to provide the space and render such services, plus certain related costs. For the year ended December 31, 1997, Tridex paid approximately $254,000 to the Company for the provision of such space and services. The Company paid Tridex approximately $4,000 for ribbons during 1997.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During the year ended December 31, 1997, the Board of Directors held nine meetings. All Directors were present at all of the meetings of the Board of Directors.

     The Board of Directors has an Audit Committee, which held two meetings during the year ended December 31, 1997, at which all members were present. The Audit Committee is comprised of Messrs. Thomas R. Schwarz, Graham Y. Tanaka and Charles A. Dill, with Mr. Dill serving as Chairman. The functions of the Audit Committee are to recommend the firm to be appointed as independent accountants to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, review with management and the independent accountants the Company's year-end operating results, consider the adequacy of the Company's internal accounting and control procedures, review the non-audit services to be performed by the independent accountants and consider the effect of such performance on the accountants' independence, as well as such other matters relating to the Company's financial and accounting practices as such Committee deems appropriate.

     The Board of Directors has a Compensation Committee comprised of Messrs. Thomas R. Schwarz, Graham Y. Tanaka and Charles A. Dill, with Mr. Schwarz serving as Chairman. The Compensation Committee has the responsibility for reviewing and recommending the compensation arrangements for all directors and officers of the Company, approving such arrangements for other senior level employees and administering and taking such other action as may be required in connection with certain compensation plans of the Company. The Compensation Committee held two meetings during the year, at which all members were present.

     The Board of Directors has a Nominating Committee which consists of the full Board, with Mr. Tanaka as Chairman. The Nominating Committee has the responsibility for recommending to the Board of Directors nominees for election to the Board. The Nominating Committee will consider nominees recommended by shareholders in accordance with proper nomination procedures specified in the Company's By-laws, which provide for timely prior written notice to the Secretary of the Company in proper form of a planned nomination for the Board of Directors. All nominations by shareholders must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 nor more than 60 days prior to the meeting at which election of Directions will take place. The notice must set forth in writing (i) for each person proposed to be nominated, all information relating to each such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, including such person's written consent to bring named in the proxy and to serving as a director, (ii) for the shareholder giving notice, the (x) name and address of such shareholder as they appear on the Company's books and (y) the class and number of shares of the Company beneficially owned by such shareholder. The Nominating Committee did not hold a meeting during the year ended December 31, 1997.

                             EXECUTIVE COMPENSATION

     The following tables set forth information concerning the compensation earned by the Company's Chief Executive Officer and the four most highly compensated Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM COMPENSATION
                                              ANNUAL COMPENSATION            AWARDS
                                              --------------------   -----------------------     ALL
                                                                                                OTHER
                                                                     RESTRICTED   SECURITIES   COMPEN-
                                                                       STOCK      UNDERLYING   SATION
                                     FISCAL   SALARY(1)   BONUS(2)   AWARDS(3)    OPTIONS(4)     (5)
   NAME AND PRINCIPAL POSITIONS       YEAR       ($)        ($)         ($)          (#)         ($)
   ----------------------------      ------   ---------   --------   ----------   ----------   -------
Bart C. Shuldman..................    1997    $210,000    $67,200     $566,125      70,000     $4,137
  President and Chief Executive       1996    $ 64,038    $70,000           --      52,800     $1,085
  Officer
Richard L. Cote...................    1997    $160,000    $44,800     $143,875      17,500     $3,800
  Executive Vice President, Chief     1996    $ 51,923    $35,000           --      33,000     $1,235
  Financial Officer, Treasurer and
  Secretary
David A. Ritchie..................    1997    $108,922    $69,792     $ 35,625      10,000     $2,019
  Executive Vice President, Sales
  and Marketing
John Cygielnik....................    1997    $108,622    $44,204     $ 59,375       2,000     $2,165
  Senior Vice President -- General    1996    $ 36,014    $ 3,329           --      20,000     $  540
  Manager (Wallingford, CT
     facility)
Michael S. Kumpf..................    1997    $129,790    $10,995     $ 59,375       2,000     $3,345
  Senior Vice
     President -- Engineering.....    1996    $ 42,231    $31,863           --      20,000     $1,409

---------------
(1) The amounts for 1996 reflect compensation paid to Messrs. Shuldman, Cote, Cygielnik and Kumpf by the Company for the period from August 22, 1996, the date of the Company's initial public offering, through December 31, 1996. Mr. Ritchie was not an Executive Officer in 1996. Neither the Chief Executive Officer nor any of the other Executive Officers named in the table received perquisites or other personal benefits in an amount which exceeded 10% of their salary plus bonus during the fiscal year.

(2) The bonus amounts are payable pursuant to the Company's Incentive Compensation Plan, except as follows. The bonus paid to Mr. Ritchie represents commissions on sales by the Company. The bonus amounts paid to Messrs. Shuldman and Cote in 1996 were paid at the discretion of the Compensation Committee of the Board of Directors and not pursuant to the Incentive Compensation Plan.

(3) All restricted stock awards were granted under the Company's 1996 Stock Plan. The value of the restricted stock awards is based on the closing market price of the Company's common stock on the date of grant. At the end of fiscal year 1997, the number of shares of common stock subject to restricted awards and the value of such shares, based on the closing price of the Company's common stock on such date, were as follows: Mr. Shuldman:
    38,200 shares and $424,975; Mr. Cote: 10,600 shares and $117,925; Mr.
    Ritchie: 3,000 shares and $33,375; Mr. Cygielnik: 5,000 shares and $55,625; and Mr. Kumpf: 5,000 shares and $55,625. All grants of shares of restricted stock vest in five equal installments beginning on the first anniversary of the date of grant, except with respect to 25,000 shares awarded to Mr. Shuldman and 4,000 shares awarded to Mr. Cote, which vest 100% at the end of five years from the date of grant. Currently, no dividends may be paid on shares of the Company's common stock.

(4) All options were granted under the Company's 1996 Stock Plan.

(5) For all the Executive Officers named in the table, these amounts consist of Company contributions under the Company's 401(k) Plan and other benefits such as life insurance.

                               OPTION GRANTS IN 1997

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                           ANNUAL RATE OF STOCK
                                                                                            PRICE APPRECIATION
                                                 INDIVIDUAL GRANTS                          FOR OPTION TERM(1)
                           -------------------------------------------------------------   ---------------------
                                            PERCENT OF TOTAL
                                           OPTIONS GRANTED TO   EXERCISE OR
                              OPTIONS       EMPLOYEES IN THE    BASE PRICE    EXPIRATION
          NAME             GRANTED(#)(2)      FISCAL YEAR        ($/SHARE)       DATE         5%         10%
          ----             -------------   ------------------   -----------   ----------   --------   ----------
Bart C. Shuldman.........     20,000               8.8%           $ 13.75      1/23/07     $173,000   $  438,200
                              50,000              22.0%           $16.375      8/13/07     $515,000   $1,305,000
Richard L. Cote..........      7,500               3.3%           $ 13.75      1/23/07     $ 64,875   $  164,325
                              10,000               4.4%           $16.375      8/13/07     $103,000   $  261,000
David A. Ritchie.........      5,000               2.2%           $ 13.75      1/23/07     $ 43,250   $  109,550
                               5,000               2.2%           $16.375      7/22/07     $ 51,500   $  130,500
John Cygielnik...........      2,000               0.9%           $ 13.75      1/23/07     $ 17,300   $   43,820
Michael S. Kumpf.........      2,000               0.9%           $ 13.75      1/23/07     $ 17,300   $   43,820

---------------
(1) The potential realizable value portion of the foregoing table illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compared rates of appreciation on the Company's common stock over the term of the options. This hypothetical value is based entirely on assumed annual growth rates of 5% and 10% in the value of the Company's stock price over the term of the options. The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or vesting over various periods.

(2) All options were granted under the Company's 1996 Stock Plan. In general, options granted under the 1996 Plan are at an exercise price equal to 100% of the fair market value of the common stock on the date of grant, expire ten years from the date of grant, and become exercisable at a rate of 20% per year on the first through fifth anniversaries of the date of grant. In the event of a change-in-control, stock options awarded under the 1996 Stock Plan not previously exercisable and vested shall become fully exercisable and vested.

            AGGREGATED OPTION EXERCISES IN 1997 AND FISCAL YEAR-END
                                 OPTION VALUES

                                                          NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED            IN-THE-MONEY
                               SHARES        VALUE             OPTIONS AT                   OPTIONS AT
                             ACQUIRED ON    REALIZED       FISCAL YEAR-END(#)           FISCAL YEAR-END($)
          NAME               EXERCISE(#)      ($)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
          ----               -----------    --------    -------------------------    -------------------------
Bart C. Shuldman.........         0            0             10,560/112,240              $27,720/$110,880
Richard L. Cote..........         0            0              6,600/ 43,900              $17,325/$ 69,825
David A. Ritchie.........         0            0              2,400/ 19,600              $ 6,300/$ 25,200
John Cygielnik...........         0            0              4,000/ 18,000              $10,500/$ 36,240
Michael S. Kumpf.........         0            0              4,000/ 18,000              $10,500/$ 36,240

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Under the terms of an Employment Agreement dated July 31, 1996 between Bart
C. Shuldman and the Company, Mr. Shuldman serves as President and Chief Executive Officer at the pleasure of the Board of Directors. Under the terms of this agreement, Mr. Shuldman's annual base salary was $210,000 for the fiscal year ended December 31, 1997. Effective January 1, 1998, the Compensation Committee of the Board of Directors voted to increase his annual base salary to $245,000. If Mr. Shuldman's employment is terminated other than for cause, Mr. Shuldman shall be entitled to continue to receive (i) his annual base salary and all other benefits for a period of two years from the date of termination and (ii) a pro rata portion of his annual target bonus amount for the year of termination. If Mr. Shuldman's employment is terminated other than for cause, or if Mr. Shuldman resigns for specified reasons, within one year of a change in control of the Company, for a period of three years from the date of termination Mr. Shuldman shall be entitled to receive (i) his annual base salary and all benefits and (ii) his annual target bonus amount. In addition, the Company shall cause the immediate vesting of all stock options granted to Mr. Shuldman under the 1996 Stock Plan.

     Under the terms of an Employment Agreement dated July 31, 1996 between Richard L. Cote and the Company, Mr. Cote serves as Executive Vice President and Chief Financial Officer. If Mr. Cote's employment is terminated other than for cause, Mr. Cote shall be entitled to continue to receive his annual base salary, a pro rata portion of the annual target bonus for the year of termination and all benefits for one year from the date of termination. If Mr. Cote's employment is terminated other than for cause, or if Mr. Cote resigns for specified reasons, within one year of a change in control of the Company, Mr. Cote shall be entitled to continue to receive his annual base salary, annual target bonus and all benefits for a period of two years from the date of termination. In addition, the Company shall cause the immediate vesting of all options granted to Mr. Cote under the 1996 Stock Plan. Under the terms of this agreement, Mr. Cote's base salary for the fiscal year ended December 31, 1997 was $160,000. Effective January 1, 1998, the Compensation Committee of the Board of Directors voted to increase Mr. Cote's annual base salary to $170,000.

     Under the terms of Severance Agreements between the Company and each of David A. Ritchie, John Cygielnik and Michael S. Kumpf, dated July 1, 1997, September 10, 1996 and September 4, 1996, respectively, if Messrs. Ritchie's, Cygielnik's or Kumpf's employment is terminated other than for cause, each executive shall be entitled to continue to receive, for six months following the date of termination, the annual base salary, a pro rata portion of the annual target bonus for the year of termination and all benefits which would otherwise have been payable to each of them. If the employment of Messrs. Ritchie, Cygielnik or Kumpf is terminated other than for cause, or if they resign for specified reasons, within one year of a change of control of the Company, each shall be entitled to continue to receive his annual base salary, annual target bonus and all benefits for a period of one year from the date of termination. In addition, the Company shall cause the immediate vesting of all stock options granted under the 1996 Stock Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Pursuant to requirements under Federal securities laws, the Compensation Committee of the Company is required to provide a report on the compensation and benefits provided to the Company's Executive Officers. The following report describes the function and composition of the Compensation Committee, sets forth the compensation policies and goals of the Company, and provides a description of how compensation for Executive Officers is determined.

  The Compensation Committee

     There are three members of the Compensation Committee, all of whom are outside directors: Thomas R. Schwarz, Chairman, Graham Y. Tanaka and Charles A. Dill. The Compensation Committee (a) establishes the general compensation policies for the Company; (b) approves the hiring and firing of all Executive Officers and any staff reporting directly to the Chief Executive Officer of the Company; and (c) approves the compensation plans and specific compensation levels for all Executive Officers and any staff reporting directly to the Chief Executive Officer of the Company. The Compensation Committee also approves the issuance of all awards to employees of the Company and its subsidiaries under the Company's 1996 Stock Plan.

  Compensation Policies and Goals

     The primary goals of the Company's compensation policies are to help attract, retain, motivate and reward management of the Company and its operating units, while, at the same time, aligning their interests closely with those of the Company and its shareholders. The Company seeks to attract and retain management by offering a competitive total compensation package. To align the interests of management more closely with those of the Company as a whole and reward individual initiative and effort, the Company seeks to promote performance-based compensation where contribution to the Company as a whole is rewarded. Through the use of performance-based plans that reward attainment of operating unit or Company goals, the Company seeks to foster an attitude of teamwork. The Company also believes that the use of equity ownership is an important tool to ensure that the efforts of management are consistent with the objectives of its shareholders and through the use of stock awards seeks to promote increased ownership by management of the Company.

     The Compensation Committee has tried to achieve the above goals utilizing publicly available information regarding competitive compensation. The Compensation Committee utilizes an independent consultant to ensure that compensation for the Company's management is competitive, meets the above-stated objectives and is consistent for all members of management of the Company and its operating units.

  Compensation Components

     At present, the compensation of the Executive Officers of the Company consists of a combination of salary, cash bonuses, stock options, restricted stock and participation in the Company's 401(k) plan, as well as the provision of medical and other personal benefits typically offered to corporate executives. The Executive Officers of the Company are parties to employment agreements which provide for severance payments under certain circumstances. These agreements are described under "Employment Contracts, Termination of Employment and Change-In-Control Arrangements" for the Executive Officers listed in the Summary Compensation Table.

     Salaries: At January 1, 1997, base salaries were fixed for the subsequent twelve months based on the Compensation Committee's assessment of competitive base salaries. The Compensation Committee targets the Chief Executive Officer's salary at the mean of that for the Company's peer group. For 1997, Bart C. Shuldman, President and Chief Executive Officer of the Company, earned an annual base salary of $210,000. Mr. Shuldman's base salary was adjusted to $245,000 for 1998.

     Cash Bonuses: The Company maintains an incentive compensation plan for all salaried employees of the Company and its operating units, including key executives, which provides for the payment of cash bonuses. Under the plan, an incentive target, as well as individual goals and objectives, are fixed for each employee at the beginning of the year and bonuses are paid shortly after the end of the year. In order to earn any incentive compensation under the plan, certain financial goals, principally operating income for employees of operating units and earnings per share for corporate executives, must be met. The percentage of the incentive target to be paid varies based on the level of attainment of the financial goals; the incentive target range is from 35% to 150%. Other components of the award calculation include the individual incentive target, which currently ranges from 20% to 45% of base salary for key employees, and a rating of the participant's performance versus individual objectives during the plan period.

     For 1997, the goals for Mr. Shuldman related principally to the attainment of a specified level of operating income and certain individual objectives. His target bonus for 1997 was 40% of his base salary, of which he achieved 80% (or 32% of base salary) for 1997. For 1998, Mr. Shuldman's target bonus is 45% of his base salary. For 1997, bonuses in varying amounts were paid to other plan participants.

     Stock Awards: Under the Company's 1996 Stock Plan, stock options and restricted stock are granted by the Compensation Committee. All salaried employees are granted an initial award of stock options on their date of hiring for a fixed number of shares depending on their level, which vests over five years. In each year following the initial award, eligible employees may be granted an annual award in varying amounts depending on their level and individual performance. During 1997, a total of 103,500 stock options were granted to Executive Officers of the Company, of which Bart C. Shuldman received stock options for 70,000 shares. Also, during 1997, a total of 66,800 shares of restricted stock were granted to Executive Officers of the Company, of which Mr. Shuldman received 38,200 shares of restricted stock.

     Other Benefit Plans: Executive Officers of the Company may participate in the Company's nondiscriminatory 401(k) Retirement Plan.

     The Committee strives to assure that the executive compensation serves the best interests of the shareholders and the Company.
                                          Compensation Committee

                                          Thomas R. Schwarz, Chairman
                                          Graham Y. Tanaka
                                          Charles A. Dill

COMPENSATION OF DIRECTORS

     During the year ended December 31, 1997, each outside Director of the Company received as compensation for services rendered and expenses incurred (a) $2,000 for each fiscal quarter served as Director, (b) $750 for each Board of Directors' meeting attended and (c) $300 for each Board of Directors' Committee meeting attended. Directors receive $250 for each telephonic meeting, and Chairmen of Committees receive $600 for each Committee meeting. The Chairman also received as compensation (a) $7,500 for each fiscal quarter served as Chairman and (b) a grant of 5,000 restricted shares, effective April 1, 1997.

     Pursuant to the terms of the Company's Non-Employee Directors' Stock Plan, each director who is not an employee of the Company receives, beginning in 1997, an annual grant of non-qualified options to purchase 2,500 shares of common stock. Non-employee directors who were directors on the date of the Company's initial public offering received non-qualified options to purchase 10,000 shares of common stock and each non-employee director elected thereafter will receive a non-qualified option to purchase 5,000 shares of common stock. Each option is granted at an exercise price equal to 100% of the fair market value of the common stock on the date of grant, expires ten years form the date of grant, and becomes exercisable at a rate of 20% per year on the first through fifth anniversaries of the date of grant. In the event of a change-in-control, stock options awarded under the Non-Employee Directors' Stock Plan not previously exercisable and vested shall become fully exercisable and vested.

                          CORPORATE PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total return on the Company's common stock from August 22, 1996, the effective date of its initial public offering, through December 31, 1997, with the CRSP Total Return Index for the NASDAQ Stock Market (US) and the NASDAQ Computer Manufacturer Stocks. The graph assumes that $100 was invested on August 22, 1996 in each of the Company's common stock, the CRSP Total Return Index for the NASDAQ Stock Market (US) and the NASDAQ Computer Manufacturer Stocks and that all dividends were reinvested.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                TRANSACT TECHNOLOGIES INCORPORATED COMMON STOCK,
         THE CRSP TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET (US),
                  AND THE NASDAQ COMPUTER MANUFACTURER STOCKS

                                                           CRSP TOTAL
                                        TRANSACT        RETURN INDEX FOR         NASDAQ
                                      TECHNOLOGIES         THE NASDAQ           COMPUTER
        MEASUREMENT PERIOD            INCORPORATED        STOCK MARKET        MANUFACTURER
      (FISCAL YEAR COVERED)           COMMON STOCK            (US)                STOCK
8/22/96                                  100.00              100.00              100.00
12/31/96                                 122.06              112.69              117.96
12/31/97                                 130.88              138.34              142.69

              RATIFICATION OF SELECTION OF PRICE WATERHOUSE LLP AS
                        INDEPENDENT ACCOUNTANTS FOR 1998

     The Board of Directors has selected Price Waterhouse LLP as independent accountants to audit the financial statements of the Company for the 1998 fiscal year. This selection is being presented to the shareholders for ratification at the meeting. Price Waterhouse LLP has audited the Company's financial statements since the Company's formation.

     A representative of Price Waterhouse LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED

     The ratification of the selection of Price Waterhouse LLP as independent accountants for 1998 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTS FOR 1998.

                          AMENDMENT OF 1996 STOCK PLAN

     The Board of Directors has unanimously adopted and recommends that the shareholders consider and approve an amendment to the 1996 Stock Plan to increase the number of shares of common stock which may be subject to awards granted under the 1996 Stock Plan.

     The purpose of the 1996 Stock Plan is to provide a way for the Company to attract and retain the best available talent and encourage the highest level of performance by employees and other persons who perform services for the Company. By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the 1996 Stock Plan is expected to serve the best interests of the Company and its shareholders.

     The 1996 Stock Plan authorizes the issuance of up to 600,000 shares of common stock pursuant to awards granted under the 1996 Stock Plan. As of February 27, 1998, 75,800 shares of common stock have been issued pursuant to the grant of restricted stock awards, 9,200 shares of common stock have been issued pursuant to the exercise of options granted under the 1996 Stock Plan, options to purchase an additional 491,900 shares have been granted and were outstanding under the 1996 Stock Plan. Therefore, only 23,100 shares were available for future grants under the 1996 Stock Plan.

     To assure that sufficient shares are available to provide incentives to those employees, directors, officers and consultants of the Company and any subsidiaries who will be responsible for the Company's future growth and continued success, and to attract new employees, the Board of Directors has adopted the amendment to the 1996 Stock Plan. The amendment increases by 300,000 shares, to 900,000 shares, the number of shares of common stock which may be issued pursuant to awards granted under the 1996 Stock Plan. To become effective, the amendment to the 1996 Stock Plan must be approved by the Company's shareholders. If shareholder approval is not obtained, the Company may continue to grant awards under the 1996 Stock Plan in accordance with its terms.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE COMPANY'S 1996 STOCK PLAN.

     A discussion of the material features of the 1996 Stock Plan follows, which discussion is subject to and qualified by the complete text of the 1996 Stock Plan.

ADOPTION

     Effective July 30, 1996, the Company adopted the 1996 Stock Plan, which was approved by Tridex, the Company's sole shareholder.

SHARES SUBJECT TO 1996 STOCK PLAN

     The 1996 Stock Plan provides for the grant of awards covering a maximum of 600,000 shares of common stock (subject to adjustment in the event of stock dividends, split-ups, recapitalizations and the like). Shares reserved for issuance, but never issued, such as shares covered by expired or terminated options, generally will be available for subsequent awards. Shares awarded under the 1996 Stock Plan may be either authorized but unissued shares or issued shares reacquired by the Company. The last sale price for the common stock as reported by the Nasdaq National Market System on February 27, 1998 was $10.00 per share.

ADMINISTRATION

     The 1996 Stock Plan is administered by the Compensation Committee of the Board of Directors of the Company. Among other things, the Compensation Committee has the authority to determine employees and other persons to whom options and other awards will be granted, whether options will be designated as incentive stock options or non-qualified options, to determine the terms of any option agreement or other award, to interpret the 1996 Stock Plan, to prescribe, amend and rescind rules and regulations, and to make all other determinations in connection with the 1996 Stock Plan.

ELIGIBILITY

     Awards will be limited to officers and key employees of the Company and its subsidiaries, and except in the case of incentive stock options, any other non-employees who may provide services to the Company or its subsidiaries (all such eligible individuals are hereinafter referred to as "employees"). The Compensation Committee will base its selection of award recipients, and its determination of the number of shares or units to be covered by each award, on the employee's duties, their present and potential contributions to the Company's success and such other factors as the Compensation Committee deems relevant in connection with accomplishing the purposes of the 1996 Stock Plan. A director of the Company or of a subsidiary who is not also an employee of the Company will not be eligible to participate in the 1996 Stock Plan. As of February 27, 1998, approximately 100 persons were eligible to participate in the 1996 Stock Plan.

     The selection of participants in, and the nature and size of grants under, the 1996 Stock Plan are wholly within the discretion of the Compensation Committee. The Compensation Committee has made no determination regarding the selection of particular participants to receive awards or the nature of any awards to be made in 1998.

     The table below shows the number of awards granted under the 1996 Stock Plan to the persons or groups listed in such table during 1997.

                                                              NUMBER OF
                                                               OPTIONS         SHARES OF
                                                               GRANTED      RESTRICTED STOCK
                NAME AND PRINCIPAL POSITIONS                  IN 1997(1)   GRANTED IN 1997(2)
                ----------------------------                  ----------   ------------------
Bart C. Shuldman............................................    70,000           38,200
  President and Chief Executive Officer
Richard L. Cote.............................................    17,500           10,600
  Executive Vice President, Chief Financial   Officer,
Treasurer and Secretary
David A. Ritchie............................................    10,000            3,000
  Executive Vice President, Sales and Marketing
John Cygielnik..............................................     2,000            5,000
  Senior Vice President -- General   Manager (Wallingford,
CT facility)
Michael S. Kumpf............................................     2,000            5,000
  Senior Vice President -- Engineering
All current Executive Officers as a group...................   103,500           66,800
All current directors who are not Executive Officers, as a           0            5,000
  group.....................................................
All current employees, excluding Executive Officers, as a      116,500            7,000
  group.....................................................

---------------
(1) See the table "Option Grants in 1997" for information concerning option grants.

(2) See the table "Summary Compensation Table" for information concerning grants of restricted stock.

AWARDS UNDER THE 1996 STOCK PLAN

     Awards under the 1996 Stock Plan may be granted in the form of incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references herein to "Options" include both Incentive Stock Options and Non-qualified Stock Options), stock appreciation rights accompanying Options or granted separately ("Rights"), limited stock appreciation rights accompanying Options ("Limited Rights"), restricted shares ("Restricted Shares"), or restricted units that entitle the holder thereof to acquire shares ("Restricted Units"). Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of, or as alternatives to, awards or grants under any other employee plan maintained by the Company and its present and future subsidiaries.

OPTIONS

     Options will have terms determined by the Compensation Committee, but no Incentive Stock Option may be granted after July 30, 2006, or have a term exceeding ten years from the date of the grant (five years in the case of an Incentive Stock Option granted to an employee holding 10% or more of the voting stock of the Company). Options will become vested and exercisable at such times, in installments or otherwise, as determined by the Compensation Committee and set forth in a written agreement evidencing the grant of Options. The Compensation Committee may accelerate the exercisability of any Option at any time. In addition, the Compensation Committee may provide in any option agreement that the Option shall become immediately exercisable in full as to all shares of common stock remaining subject to the Option upon certain changes in control. See "Change in Control" below.

     The option price will be determined by the Compensation Committee, but in the case of an Incentive Stock Option, the option price will not be less than 100% of the fair market value of the common stock (110% of the fair market value in the case of an Incentive Stock Option granted to an employee holding 10% or more of the voting stock of the Company) on the date on which the Option is granted. Fair market value means closing price of the common stock as quoted by the Nasdaq National Market System for the date on which the Option is granted, or if there are no sales on such date, on the next preceding day on which there were sales (the "Market Value").

     An Option can be exercised by paying the option price either in cash, which may be paid by check or other instrument acceptable to the Company or, subject to the approval of the Compensation Committee, in already owned shares of common stock, or both. Already owned shares of common stock shall be valued at the Market Value on the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales. The option price may also be paid by surrendering any outstanding awards under the 1996 Stock Plan, or a portion of the shares of common stock that otherwise would be distributed upon exercise of the option. In addition, any amount necessary to satisfy applicable Federal, state or local tax requirements shall be paid promptly upon notification of the amount due.

     Payment of the option price in already owned common stock contemplates possible successive and substantially simultaneous exercises which might permit the holder to start with a relatively small number of shares of common stock and exercise all then exercisable options with no cash outlay. In such case, the holder would receive that number of shares of common stock which equals the "appreciation value" of the option (i.e., the increase in value or spread equal to the excess of the aggregate Market Value on the exercise date of the shares subject to the Option over the aggregate exercise price of the Option).

     The Compensation Committee may, in lieu of delivering all or a portion of the shares of common stock as to which an Option has been exercised, pay the employee the appreciation value in cash or in shares of common stock or, in the case of a Non-qualified Stock Option, defer payment and credit the amount of the appreciation value to the account of the employee on the Company's books and (i) treat the amount credited to such account as if it had been invested in the manner from time to time determined by the Compensation Committee, with dividends or other income thereon being deemed to have been so reinvested, or
(ii) for the Company's convenience, contribute the amount credited to such account to a trust, which may be revocable by the Company, that would invest for the participants in a manner determined by the Compensation Committee and set forth in the instrument creating such trust.

     Loans may be made by the Company in connection with the exercise of Options to such option holders as the Compensation Committee, in its discretion, may determine, subject to certain limitations in the case of Incentive Stock Options. No loan made in connection with the exercise of Options shall exceed the Market Value on the date of exercise of the common stock covered by the Option, or portion thereof, exercised by the holder. Such loans will bear interest at rates established by the Compensation Committee from time to time, which rates may be below then current market rates (except in the case of Incentive Stock Options), and will be for such duration and subject to such additional terms and conditions as the Compensation Committee shall determine. No loan shall have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Compensation Committee. Each loan will be secured by shares of common stock having a Market Value on the date of the loan at least equal to the principal amount of the loan.

     Upon, but not until, the exercise of an Option or portion thereof in accordance with the 1996 Stock Plan, the option agreement, and such rules and regulations as may be established by the Compensation Committee, the holder of the exercised Option shall have the rights of a shareholder with respect to the common stock to be issued as a result of such exercise.

RIGHTS

     A Right may be awarded in connection with any Option granted under the 1996 Stock Plan, either at the time of grant or subsequently until any time prior to the exercise, termination or expiration of the Option ("Tandem Right"). A Tandem Right will be subject, in general, to the same terms and conditions as the related Option and shall be exercisable only to the extent the Option is exercisable. A right may also be awarded separately (a "Free-standing Right"). The term of each Free-standing Right shall be determined by the Compensation Committee. Free-standing Rights will become vested and exercisable at such times, in installments or otherwise, as determined by the Compensation Committee and set forth in a written agreement evidencing the grant of the Free-standing Right. The Compensation Committee may accelerate the exercisability of any Free-standing Right at any time. In addition, the Compensation Committee may provide in any agreement covering a Free-standing Right that the Free-standing Right shall become immediately exercisable in full upon certain changes in control. See "Change in Control" below. The price per share specified in a Free-standing Right will not be less than the closing price of the common stock averaged over a period determined by the Compensation Committee not exceeding 30 days and ending on the date of grant.

     Upon exercise of a Right (subject in the case of a Tandem Right to the surrender of the unexercised related Option or a portion thereof), the holder will be entitled to receive cash, shares of common stock or such combination thereof as the holder may elect, in an amount equal to the excess of the Market Value of the common stock over the option price or the price specified in the Right with respect to which the Right is exercised. An officer or director of the Company may be restricted from exercising a Right for cash in certain circumstances. The Compensation Committee shall have sole discretion as to the timing of such payments, whether in one lump sum or in annual installments or otherwise deferred. If neither the Right nor (in the case of a Tandem Right) the related Option is exercised within the period of exercisability, the Right will be deemed exercised at the end of such period, and an appropriate payment will be made to the employee in cash.

     The 1996 Stock Plan also authorizes the Compensation Committee to grant Limited Rights with respect to all or any portion of the shares of common stock covered by Options. Limited Rights may be exercised only during the 90 days immediately following an occurrence of certain events involving a change in control of the Company, but may not be exercised by an officer or director of the Company within six months following the date of grant. See "Change in Control" below. Limited Rights are exercisable only if, and to the extent that, the related Option is exercisable and, in the case of a Limited Right granted in respect of an Incentive Stock Option, only when the Market Value per share of the common stock exceeds the option price per share. Upon exercise, the holder of Limited Rights will receive for each share for which a Limited Right is exercised an amount in cash equal to the excess, if any, of (A) the greater of
(x) a per share price determined by reference to the change in control event, and (y) the highest Market Value of a share of common stock during the 90-day period ending on the date the Limited Right is exercised, over (B) the exercise price per share of the Option to which the Limited Right relates.

     When Rights or Limited Rights are exercised, the Option to which they relate will cease to be exercisable to the extent of the number of shares with respect to which the Rights or Limited Rights are exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the grant of further awards under the 1996 Stock Plan.

RESTRICTED SHARES AND UNITS

     Awards of Restricted Shares or Restricted Units may be made in lieu of or in addition to awards of Options, Rights and Limited Rights under the 1996 Stock Plan. At the time an award of Restricted Shares or Restricted Units is made, the Compensation Committee will establish a period of time (the "Award Period") applicable to such award. Awards may provide for the incremental lapse or termination of restrictions during the Award Period or for an accelerated termination of the Award Period on certain conditions, including an event involving a change in control of the Company. See "Change in Control" below. The Compensation Committee may also, in its discretion, shorten or terminate the Award Period or waive any conditions for the lapse or termination of restrictions with respect to all or any of the Restricted Shares or Restricted Units.

     At the time an award of Restricted Shares is made, a certificate for the number of Restricted Shares will be issued in the name of the employee without the payment of any cash consideration by the employee, but the certificate will be held in custody by the Company for the employee's account. The shares of common stock evidenced by such certificate may not be sold, transferred, otherwise disposed of or pledged prior to the termination of the Award Period. The Compensation Committee, in its sole discretion, will determine whether cash and stock dividends with respect to Restricted Shares will be paid currently to the employee or withheld for the employee's account and whether and on what terms dividends withheld may bear interest. Subject to the foregoing restrictions, the employee will have, commencing on the date of grant, all rights and privileges of a shareholder as to such shares of common stock.

     With respect to Restricted Units, no shares of common stock will actually be issued to an employee at the time an award of Restricted Units is made. Rather, the Company will establish a separate account for the employee and will record in such account the number of Restricted Units awarded to the employee. The Compensation Committee, in its sole discretion, will determine whether to credit to the account of, or to pay currently to, each recipient of Restricted Units amounts equal to any cash or stock dividend paid with respect to the common stock ("Dividend Equivalents"). The employee will be entitled to receive, on the termination of the Award Period, one share of common stock for each Restricted Unit with respect to which the restrictions have lapsed then credited to the recipient's account (or, at the discretion of the Compensation Committee, cash in lieu thereof) plus cash equal to the Dividend Equivalent credits with respect to each such vested Restricted Unit and any interest thereon. An employee will be entitled upon a change of control event to a payment in cash, common stock, or a combination thereof, as determined by the Compensation Committee, equal to the product of the number of vested Restricted Units credited to the account of such employee multiplied by the greater of (x) the highest market value of common stock during a 90-day period selected by the Compensation Committee ending before 90 days after the change of control event, and (y) a per share price determined by reference to the change of control event. See "Change in Control" below. The Compensation Committee may, upon the recipient's request, permit deferral of payment of vested Restricted Units and Dividend Equivalents.

TERMINATION OF EMPLOYMENT

     Upon any termination of employment of an employee for cause, all Options, Rights and Limited Rights held by the employee under the 1996 Stock Plan will terminate to the extent not theretofore exercised. Unless the Compensation Committee determines otherwise, and subject to such restrictions as may be imposed by the Code in the case of any Incentive Stock Option, if employment is otherwise terminated, except by reason of death or total disability, an Option, Right or Limited Right may be exercised at any time within three months (or, in the case of retirement on or after age 55, within one year) after such termination to the extent the employee was entitled to do so at the date of termination of employment, but in no event later than the date on which the Option, Right or Limited Right terminates. Subject to such restrictions as may be imposed by the Code in the case of any Incentive Stock Option, in the case of the death or total disability of an employee while employed or during such three-month or one-year period following termination of employment (other than for cause), the employee, the employee's legal guardian (unless such exercise would disqualify an Option as an Incentive Stock Option), or the employee's legatees, distributees or personal representatives, whichever is applicable, may exercise an Option, Right or Limited Right to the extent the employee was entitled to do so at the termination of employment, but in any case within a period of one year after the employee's death or total disability as to all shares remaining subject to the Option, Right or Limited Right and in no event later than the date on which the Option, Right or Limited Right terminates.

     Unless the Compensation Committee determines otherwise, an employee will forfeit all rights in Restricted Shares and Restricted Units upon termination of employment for any reason, other than death or total disability, prior to the expiration or termination of the Award Period and the satisfaction of any other conditions prescribed by the Compensation Committee. In the case of the death or total disability of an employee, all restrictions on Restricted Shares or Restricted Units will immediately lapse.

NON-TRANSFERABILITY

     Options, Rights and Limited Rights will not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the employee's lifetime only by the employee or the employee's guardian or legal representative (unless exercise would disqualify an Option as an Incentive Stock Option). Restricted Shares and Restricted Units may not be sold, transferred, otherwise disposed of or pledged prior to the termination of the Award Period.

CHANGE IN CONTROL

     For purposes of the 1996 Stock Plan, a change of control event means (i) the first purchase of shares of common stock pursuant to a tender offer or exchange offer (other than an offer by the Company or any of its subsidiaries) for all, or any part of, the common stock (an "Offer"), (ii) a change in control of the Company (as defined below), (iii) approval by the Company's shareholders of a merger in which the Company does not survive as an independent, publicly-owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all the Company's assets, or (iv) a change in the composition of the Board of Directors during any period of two consecutive years such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. A "change in control" is deemed to occur at the time of any acquisition of voting securities of the Company by any person or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), but excluding (i) the Company or any of its subsidiaries, (ii) any person who was an officer or director of the Company on the day immediately prior to July 30, 1996, or (iii) any savings, pension or other benefits plan for the benefit of employees of the Company or any of its subsidiaries, which theretofore did not beneficially own voting securities representing more than 30% of the voting power of all outstanding voting securities of the Company, if such acquisition results in such entity, person or group owning beneficially securities representing more than 30% of the voting power of all outstanding voting securities of the Company. As used herein, "voting power" means ordinary voting power for the election of directors of the Company.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     The Compensation Committee may make such adjustments to the 1996 Stock Plan, to the number and class of shares available thereunder or to any outstanding awards as it deems appropriate to prevent dilution or enlargement of rights, including adjustment in the event of distributions to holders of common stock other than a normal cash dividend, changes in the outstanding common stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, liquidations, and the like. In the event of any offer to holders of common stock generally relating to the acquisition of their shares, the Compensation Committee may make such adjustments as it deems equitable in respect of outstanding awards, including, in the Compensation Committee's discretion, revision of outstanding awards, so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. No adjustment shall be made in respect of an Incentive Stock Option if such adjustment would disqualify such option as an Incentive Stock Option under
Section 422 of the Code and the Treasury Regulations thereunder. No adjustment shall be made in the minimum number of shares with respect to which an Option may be exercised at any time. Any fractional shares resulting from such adjustments to any award shall be eliminated.

TERMINATION AND AMENDMENT

     The Board may suspend, terminate, modify or amend the 1996 Stock Plan provided, however, that any amendment that would increase the aggregate number of shares of common stock that may be issued, materially increase the benefits accruing to participants, or materially modify the requirements as to eligibility for participation will be subject to the approval of the Company's shareholders to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, applicable law or any other governing rules or regulations, except that any such increase or modification that may result from adjustments authorized as described in the preceding paragraph does not require such approval. No suspension, termination, modification or amendment of the 1996 Stock Plan may, without the consent of an employee, adversely affect the employee's rights under an award theretofore granted.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code, and the existing regulations thereunder, certain anticipated Federal income tax consequences with respect to the several types of awards are described below.

  Non-Qualified Stock Options

     There will be no Federal income tax consequences to either the employee or the Company on the grant of a Non-qualified Stock Option. Upon the exercise of a Non-qualified Stock Option using cash only in payment, or upon such exercise of an Incentive Stock Option that does not qualify for the tax treatment described below under "Incentive Stock Options", the employee has taxable ordinary income equal to the excess of the fair market value of the shares of common stock received on the exercise date over the option price of the shares. The employee's aggregate tax basis for the shares of common stock received upon exercise of the Option will be equal to the amount taken into ordinary income by the employee plus the amount of cash paid by the employee upon exercise of the Option. Upon exercise of a Non-qualified Stock Option using shares of common stock already held by the employee in whole or partial payment, or upon such exercise of an Incentive Stock Option that does not qualify for the tax treatment described below under "Incentive Stock Options", the employee has taxable ordinary income equal to the fair market value of the common stock less the amount of cash, if any, paid by the employee in payment of a portion of the purchase price plus the fair market value of the common stock surrendered as payment of the purchase price. The employee's aggregate tax basis for any shares of common stock received in addition to the number of shares surrendered upon exercise of the Option will be equal to the amount taken into ordinary income by the employee plus the amount of any cash paid by the employee upon exercise of the Option. (This discussion assumes that the shares surrendered were not previously acquired by exercising an Incentive Stock Option, or if so, were held for the required period; otherwise, gain would be realized upon surrender.) The Company will be entitled to a Federal income tax deduction in an amount equal to the amount taken into income by the employee, and the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount taken into income by the employee. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an Option, the employee will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

  Incentive Stock Options

     No income is recognized by the employee when an Incentive Stock Option is granted or exercised. If the common stock obtained upon exercise is sold more than one year after exercise and two years after grant, the difference between the option price and the amount realized on the sale is taxable to the employee as a capital gain. The Company is not entitled to a deduction as a result of the grant or exercise of an Incentive Stock Option or the sale of the stock acquired upon exercise if the stock is held by the employee for the requisite periods.

     If, however, the stock acquired upon exercise of an Incentive Stock Option is sold less than one year after exercise or less than two years after grant, an amount equal to the lesser of (i) the difference between the fair market value on the date of exercise and the option price or (ii) the amount realized on the sale is taxable to the employee as ordinary income, and the Company is entitled to a corresponding deduction. The excess of the amount realized on the sale over the fair market value on the date of exercise, if any, is taxable as a capital gain.

     The excess of the fair market value of the stock over the option price on the date of exercise of an Incentive Stock Option is generally included in the employee's alternative minimum taxable income, which, in certain instances, may result in an alternative minimum tax. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation.

  Exercise of Options with Common Stock

     An employee may, with the consent of the Compensation Committee, be permitted to deliver common stock already owned in payment of the option price. For any shares of common stock so delivered, an amount equal to the fair market value thereof on the date tendered will be credited against the option price.

     In the event common stock is used to pay the option price, gain or loss is not normally recognized in connection with such exchange (although in the case of a Non-qualified Stock Option, the employee will still have taxable ordinary income equal to the excess of the fair market value of the shares of common stock received upon exercise over the option price of such shares). To the extent that the number of shares of stock received on exercise does not exceed the number of shares surrendered, the employee's basis in these shares is equal to the basis of the stock surrendered and the employee's holding period therefor is the same holding period as for the stock surrendered. To the extent the employee receives an amount of shares in excess of the number of shares surrendered, the employee's basis in such additional shares is zero (plus any cash paid in connection with the exercise) and the holding period for such additional shares will begin from the date of such exchange.

     If common stock acquired upon the exercise of an Incentive Stock Option is delivered in payment of the option price upon the exercise of a second Incentive Stock Option before the common stock was held for the requisite holding periods, then the common stock so delivered will not be accorded tax-free treatment. As a result, the employee generally will be required to recognize ordinary income at the time of delivery equal to the difference between the fair market value of the common stock on the date of exercise of the first Option and the option price of the first Option. If the fair market value of the common stock on the date of delivery is lower than the fair market value on the date of exercise of the first Option, then the ordinary income generally will be measured by the difference between the fair market value of the common stock on the date of delivery and the option price of the first Option.

  Rights

     There will be no Federal income tax consequences to either the employee or the Company on the grant of a Right or Limited Right or during the period that the unexercised Right or Limited Right remains outstanding. On the exercise of a Right or Limited Right, the amount that the employee is paid, whether in common stock or cash, is taxable to the employee as ordinary income and the Company is entitled to a corresponding deduction.

  Restricted Shares and Units

     An employee will not realize taxable income and the Company will not be entitled to a deduction upon the grant of Restricted Shares, until the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code), at which time the employee will realize taxable ordinary income in an amount equal to the fair market value for such number of shares of common stock at that time, and the Company will be entitled to a deduction in the same amount. However, an employee may make an election to recognize taxable ordinary income in the year the Restricted Shares are awarded in an amount equal to their fair market value at the time of the award, determined without regard to the restrictions and, in that event, the Company will be entitled to a deduction in such year in the same amount.

     An employee receiving Restricted Units will not have taxable income when the Restricted Units or the Dividend Equivalents are credited to the employee's account. The employee will recognize ordinary income equal to the fair market value of the common stock delivered (or the amount of cash paid in lieu of such shares) plus the amount of cash credited to the employee's account as Dividend Equivalents when the shares and/or cash are delivered or paid. The Company will generally be entitled to a deduction for the year in which and to the extent that the employee has ordinary income.

  Section 162(m)

     Under Section 162(m) of the Code, the Company is not entitled to a Federal income tax deduction for compensation in excess of $1 million paid in any year to its Chief Executive Officer and its four other most highly compensated Executive Officers, subject to certain exceptions. Compensation that qualifies as "performance-based" under Section 162(m) is exempt from this limitation. The 1996 Stock Plan does not qualify for the performance-based exemption under
Section 162(m).

  Parachute Payments

     Certain payments and benefits under the 1996 Stock Plan which result from a change of control, including the acceleration of vesting of any portion of an Option or related Right, the exercise of a Limited Right, a termination of restrictions on Restricted Stock or Restricted Units, or a payment made in exchange for a Restricted Unit, may be treated as "parachute payments" as defined in the Code if, when combined with all other payments and benefits related to the change of control, such payments and benefits exceed three times an employee's base salary. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the employee to a non-deductible 20% Federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

  Tax Withholding

     The 1996 Stock Plan provides that (i) the Company may withhold from any cash distribution the amount of any taxes required to be withheld therefrom, and
(ii) upon the distribution of common stock to an employee, the Company may require the employee to pay to it the amount of any taxes required to be withheld on such distribution or permit shares of common stock previously owned by the employee or that would otherwise be distributed to the employee to be used to satisfy any such tax requirements.

VOTE REQUIRED

     The adoption of the amendment to the 1996 Stock Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE COMPANY'S 1996 STOCK PLAN.

               SECURITY HOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Shareholder proposals for inclusion in the 1999 Proxy Statement and form of proxy for the Annual Meeting of Shareholders to be held in 1999 must be received by the Secretary of the Company on or before December 4, 1997. If the date of the next Annual Meeting is subsequently advanced by more than thirty calendar days or delayed by more than ninety calendar days from the date such meeting is scheduled to be held under the Company's By-laws, the Company will inform shareholders of such change and the date by which proposals of shareholders must be received. It is suggested that such proposals be sent by Certified
Mail - Return Receipt Requested.

                                 ANNUAL REPORT

     A COPY OF THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO: TRANSACT TECHNOLOGIES INCORPORATED, SHAREHOLDER RELATIONS DEPARTMENT, 7 LASER LANE, WALLINGFORD, CONNECTICUT 06492.

                                    GENERAL

     The accompanying proxy will be voted as specified thereon. Unless otherwise specified, proxies will be voted for the Directors nominated by the Board of Directors, for ratification of the selection of Price Waterhouse LLP as independent accountants for 1998 and for the proposed amendment to the Company's 1996 Stock Plan as set forth in this Proxy Statement. The Board of Directors is not aware of any matter which is to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of the shareholders arise, the proxies confer upon the Proxy Committee the authority to vote in respect of any such other matter in accordance with the recommendation of the Board of Directors.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to the Company, as follows:
TransAct Technologies Incorporated, 7 Laser Lane, Wallingford, Connecticut 06492, Attention: Corporate Secretary. A proxy appointment will not be revoked by death or supervening incapacity of the shareholder executing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Company's Corporate Secretary or other person responsible for tabulating votes on behalf of the Company.

     The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company will also request persons, firms and corporations holding shares in their names, or owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

                                                                   April 3, 1998

                                    APPENDIX
Filed Pursuant to Instruction 3 to Item 10 of Regulation 14A under the 1934 Act

                       TransAct Technologies Incorporated
                                 1996 STOCK PLAN
                            Effective: July 30, 1996
                             As Amended May 7, 1998



1.    PURPOSE

      TransAct Technologies Incorporated (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance by employees and other persons who perform services for the Company in order to serve the best interests of the Company and stockholders. By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the TransAct Technologies Incorporated 1996 Stock Plan (the "1996 Plan") is expected to contribute to the attainment of those objectives.

2.    SCOPE AND DURATION

      Awards under the 1996 Plan may be granted in the form of incentive stock options ("incentive stock options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), in the form of non-qualified stock options ("non-qualified options") (unless otherwise indicated, references in the 1996 Plan to "options" include incentive stock options and non-qualified options), in the form of shares of the common stock, par value $.01 per share, of the Company (the "Common Stock") that are restricted as provided in paragraph 11 ("restricted shares"), in the form of units to acquire shares of Common Stock that are restricted as provided in paragraph 11 ("restricted units") or in the form of stock appreciation rights ("rights") or limited stock appreciation rights ("limited rights"). The maximum aggregate number of shares of Common Stock as to which awards may be granted from time to time under the 1996 Plan is 900,000 shares. The shares available may be in whole or in part, as the Board of Directors of the Company (the "Board of Directors") shall from time to time determine, authorized but unissued shares or issued shares reacquired by the Company. Unless otherwise provided by the Compensation Committee, shares covered by expired or terminated options and forfeited restricted shares or restricted units will be available for subsequent awards under the 1996 Plan, except to the extent prohibited by Rule 16b-3, as amended, or any successor provision thereto ("Rule 16b-3"), or other applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any shares issued by the Company in respect of the assumption or substitution of outstanding awards from a corporation or other business entity by the Company shall not reduce the number of shares available for awards under the 1996 Plan. No incentive stock option shall be granted more than 10 years after the Effective Date.

3.    ADMINISTRATION

      The 1996 Plan shall be administered by the Compensation Committee of the Board of Directors, consisting of not less than two members who shall qualify to administer the 1996 Plan as contemplated by Rule 16b-3 (unless Rule 16b-3 shall permit fewer than two members to so qualify); provided, however, that, with respect to individual participants who are not subject to Section 16(b) of the Exchange Act, the Compensation Committee of the Board of Directors may delegate authority to administer the 1996 Plan to another committee of directors which committee may include directors who do not meet the standards set forth immediately above. Unless the context otherwise requires, the term "Committee" shall refer to both the Compensation Committee and any other committee of directors to whom authority have been delegated.

      The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1996 Plan to grant options, to determine the purchase price of the shares of Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which options shall be granted, and the number of shares to be covered by each option; to designate options as incentive stock options or non-qualified options and to determine which options shall be accompanied by rights and limited rights; to grant rights and to determine the terms and conditions applicable to such rights; to grant restricted shares and restricted units and to determine the term of the restricted period and other conditions applicable to such shares or units, the persons to whom, and the time or times at which, restricted shares or restricted units shall be granted and the number of shares or units to be covered by each grant; to interpret the 1996 Plan; to prescribe, amend and rescind rules and regulations relating to the 1996 Plan; to determine the terms and provisions of the option and rights agreements (which need not be identical) and the restricted share and restricted units agreements (which need not be identical) entered into in connection with awards under the 1996 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1996 Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 1996 Plan.


      The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received awards, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the 1996 Plan or awards made thereunder, and all members and agents of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

4.    ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING AWARDS

      Awards will be limited to officers and other key employees of the Company and its subsidiaries, and except in the case of incentive stock options, any other non-employees who may provide services to the Company or its subsidiaries (all such persons being hereinafter referred to as "employees"). In determining the employees to whom awards shall be granted and the number of shares or units to be covered by each award, the Committee shall take into account the nature of the employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1996 Plan. A director of the Company or of a subsidiary who is not also an employee of the Company (or deemed to be an employee of the Company as provided above) will not be eligible to receive an award.

      Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of, or as alternatives to, awards or grants under any other employee plan maintained by the Company, its present and future subsidiaries. An employee who has been granted an award or awards under the 1996 Plan may be granted an additional award or awards, subject to such limitations as may be imposed by the Code on the grant of incentive stock options. No award of incentive stock options shall result in the aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (determined at the time the incentive stock option is granted) exceeding $100,000. The Committee, in its sole discretion, may grant to an employee who has been granted an award under the 1996 Plan or any other employee plan maintained by the Company or its subsidiaries, or any predecessors or successors thereto, in exchange for the surrender and cancellation of such award, a new award in the same or a different form and containing such terms, including without limitation a price which is different (either higher or lower) than any price provided in the award so surrendered and cancelled, as the Committee may deem appropriate.

5.    OPTION PRICE

      The purchase price of the Common Stock covered by each option shall be determined by the Committee, but in the case of an incentive stock option shall not be less than 100% of the fair market value (110% in the case of a 10% shareholder of the Company) of the Common Stock on the date the option is granted, which shall be deemed to equal the closing price of the Common Stock as quoted by NASDAQ (the "Market Value") for the date on which the option is granted, or if there are no sales on such date, on the next preceding day on which there were sales. The Committee shall determine the date on which an option is granted, provided that such date is consistent with the Code and any applicable rules or regulations thereunder. In the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted, provided the employee to whom the option is granted is promptly notified of the grant and an option agreement is duly executed as of the date of the resolution. The purchase price of the Common Stock covered by each option shall also be applicable in connection with the exercise of any related right or limited right. The purchase price shall be subject to adjustment as provided in paragraph 14.

6.    TERMS OF OPTIONS

      The term of each incentive stock option granted under the 1996 Plan shall not be more than 10 years (5 years in the case of a 10% shareholder of the Company) from the date of grant, as the Committee shall determine, subject to earlier termination as provided in paragraphs 12 and 13. The term of each non-qualified stock option granted under the 1996 Plan shall be such period of time as the Committee shall determine, subject to earlier termination as provided in paragraphs 12 and 13.

7.    EXERCISE OF OPTIONS; LOANS

      (a) Subject to the provisions of the 1996 Plan, an option granted under the 1996 Plan shall become vested as determined by the Committee. The Committee may, in its discretion, determine as a condition of any option, that all or a stated percentage of the options shall become exercisable, in installments or otherwise, only after completion of a specified service requirement. The Committee may also, in its discretion, accelerate the exercisability of any option at any time and provide, in any option agreement, that the option shall become immediately exercisable as to all shares of Common Stock remaining subject to the option on or following either (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company or any of its subsidiaries) for all, or any part of, the Common Stock ("Offer"), (ii) a change in control of the Company (as defined in this paragraph), (iii) approval by the Company's stockholders of a merger in which the Company does not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all the Company's assets, or (iv) a change in the composition of the Board of Directors during any period of two consecutive years such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period (the date upon which an event described in clause (i), (ii), (iii) or (iv) of this paragraph 7(a) occurs shall be referred to herein as an "acceleration date"). A "change in control" is deemed to occur at the time of any acquisition of voting securities of the Company by any person or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), but excluding (i) the

Company or any of its subsidiaries, (ii) any person who was an officer or director of the Company on the day immediately prior to the Effective Date hereof, or (iii) any savings, pension or other benefits plan for the benefit of employees of the Company or any of its subsidiaries, which theretofore did not beneficially own voting securities representing more than 30% of the voting power of all outstanding voting securities of the Company, if such acquisition results in such entity, person or group owning beneficially securities representing more than 30% of the voting power of all outstanding voting securities of the Company. As used herein, "voting power" means ordinary voting power for the election of directors of the Company.

      (b) An option may be exercised at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable. Notwithstanding the foregoing provision, no option may be exercised without the prior consent of the Committee by an employee who is subject to
Section 16(b) of the Exchange Act until the expiration of six months from the date of the grant of the option.

      (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of the Common Stock, valued at the Market Value on the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Committee and subject to such terms and conditions as it may determine) by surrender of outstanding awards under the 1996 Plan In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the employee, or a portion of the shares of Common Stock that otherwise would be distributed to such employee upon exercise of the option, or a combination of cash and shares of such Common Stock.

      (d) Except as provided in paragraphs 12 and 13, no option may be exercised at any time unless the holder thereof is then an employee of or performing services for the Company or one of its subsidiaries. For this purpose, "subsidiary" shall include, as under Treasury Regulations Section 1.421-7(h) (3) and (4), Example (3), any corporation that is a subsidiary of the Company during the entire portion of the requisite period of employment during which it is the employer of the holder.

      (e) The Committee, in its sole discretion, may elect, in lieu of delivering all or a portion of the shares of Common Stock as to which an option has been exercised, if the fair market value of the Common Stock exceeds the exercise price of the option (i) to pay the employee in cash or in shares of Common Stock, or a combination of cash and Common Stock, an amount equal to the excess of (A) the Market Value on the exercise date of the shares of Common Stock as to which such option has been exercised, or if there were no sales on such date, on the next preceding day on which there were sales over (B) the option price, or (ii) in the case of an option which is a non-qualified option, to defer payment and to credit the amount of such excess on the Company's books for the account of the optionee and either (a) to treat the amount in such account as if it had been invested in the manner from time to time determined by the Committee, with dividends or other income therein being deemed to have been so reinvested or (b) for the Company's convenience, to contribute the amount credited to such account to a trust, which may be revocable by the Company, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust; provided, however, that, to the extent required by Rule 16b-3 or other applicable rules under Section 16(b) of the Exchange Act, in order to perfect the exemption provided thereunder for cash settlements of stock appreciation rights, the Committee shall not exercise its discretion to grant cash to any employee who is subject to the provisions of Section 16(b) of the Exchange Act unless the exercise occurs during any period commencing on the third business day following the date of release for publication of any annual or quarterly summary statements of the Company's sales and earnings and ending on the twelfth business day following such date (a "Window Period"). The Committee's election pursuant to this subparagraph shall be made by giving written notice of such election to the employee (or other person exercising the option). Shares of Common Stock paid pursuant to this subparagraph will be valued at the Market Value on the exercise date, or if there were no sales on such date, on the next preceding day on which there were sales.

      (f) Subject to any terms and conditions that the Committee may determine in respect of the exercise of options involving the surrender of outstanding awards, upon, but not until, the exercise of an option or portion thereof in accordance with the 1996 Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a stockholder with respect to the shares issued as a result of such exercise.

      (g) The Company may make loans to such option holders as the Committee, in its discretion, may determine (including a holder who is a director or officer of the Company) in connection with the exercise of options granted under the 1996 Plan; provided, however, that the Committee shall not authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424 of the Code) of any incentive stock option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the 1996 Plan. Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates (except in the case of incentive stock options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the holder. No loan shall have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, shares of Common Stock having a fair market value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

8.    AWARD AND EXERCISE OF RIGHTS

      (a) A right may be awarded by the Committee in connection with any option granted under the 1996 Plan (a "tandem right"), either at the time the option is granted or thereafter at any time prior to the exercise, termination or expiration of the option. A right may also be awarded separately (a "free-standing right"). Each tandem right shall be subject to the same terms and conditions as the related option and shall be exercisable only to the extent the option is exercisable.

      The term of each freestanding right granted under the 1996 Plan shall be such period of time as the Committee shall determine. Subject to the provisions of the 1996 Plan, such right shall become vested as determined by the Committee. Prior to becoming 100% vested, each freestanding right shall become exercisable, in installments or otherwise, as the Committee shall determine. The Committee may also, in its discretion, accelerate the exercisability of any freestanding right at any time and provide, in the agreement covering a freestanding right, that the right shall become immediately exercisable on or following an acceleration date (as defined in paragraph 7(a)).

      No right shall be exercisable by an employee who is subject to the provisions of Section 16(b) of the Exchange Act without the prior consent of the Committee prior to the expiration of six months from the date the right is awarded (and then, as to a tandem right, only to the extent the related option is exercisable). Notwithstanding the foregoing, no right shall be exercisable by an employee who is subject to the provisions of Section 16(b) of the Exchange Act without the prior consent of the Committee prior to the expiration of one year from the date of the initial sale of shares of Common Stock of the Company to the public.

      (b) A right shall entitle the employee upon exercise in accordance with its terms (subject, in the case of a tandem right, to the surrender unexercised of the related option or any portion or portions thereof which the employee from time to time determines to surrender for this purpose) to receive, subject to the provisions of the 1996 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (A) the excess of (i) the fair market value on the exercise date of one share over (ii) the option price per share, in the case of a tandem right, or the price per share specified in the terms of the right, in the case of a freestanding right, times (B) the number of shares with respect to which the right shall have been exercised. The payment shall be made in the form of all cash, all shares of Common Stock, or a combination thereof, as elected by the employee, provided that, unless otherwise approved by the Committee, the election by an employee who is subject to the provisions of Section 16(b) of the Exchange Act to receive all or a part of a payment in cash, as well as the exercise by the employee of the right for cash, shall be made only during a Window Period (as defined in paragraph 7(e) hereof); and provided further, that the Committee shall have sole discretion to consent to or disapprove the election of an officer or director to receive all or part of a payment in cash (which consent or disapproval may be given at any time after the election to which it relates). The price per share specified in a freestanding right shall be determined by the Committee but in no event shall be less than the average of the daily closing prices for the Common Stock as reported by NASDAQ during a period determined by the Committee in its sole discretion that shall consist of any trading day or any number of consecutive trading days, not exceeding 30, during the period of 30 trading days ending on the trading day immediately preceding the date the right is granted, provided that, in the absence of a different determination by the Committee, the price per share shall be determined on the basis of a period consisting of 30 trading days. Such price shall be subject to adjustment as provided in paragraph 14. The Committee shall determine the date on which a freestanding right is granted. In the absence of such determination, the date on which the Committee adopts a resolution granting such right shall be considered the date of grant, provided the employee is promptly notified of the grant and an agreement is duly executed as of the date of the resolution.

      If upon exercise of a right the employee is to receive a portion of the payment in shares of Common Stock, the number of shares received shall be determined by dividing such portion by the fair market value of a share on the exercise date. The number of shares received may not exceed the number of shares covered by any option or portion thereof surrendered. Cash will be paid in lieu of any fractional share.

      No payment will be required from the employee upon exercise of a right, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with delivery of cash or a certificate representing shares. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the employee, or a portion of the shares of Common Stock that otherwise would be distributed to such employee upon exercise of the right, or a combination of cash and shares of such Common Stock.

      (c) For purposes of this paragraph 8, the fair market value of a share on any particular date shall mean the Market Value of such share on such date, or if there are no sales on such date, on the next preceding day on which there were sales; provided, however, that with respect to exercises of rights by an employee who is subject to the provisions of Section 16(b) of the Exchange Act during any Window Period, the Committee may prescribe, by rule of general application, such other measure of fair market value per share as the Committee may, in its discretion, determine but not in excess of the highest sale price of the Common Stock during such Window Period and, in the case of rights that relate to an incentive stock option, not in excess of the maximum amount that would be permissible under Section 422 of the Code and the Treasury Regulations thereunder without disqualifying such option as an incentive stock option under
Section 422.

      (d) Upon exercise of a tandem right, the number of shares subject to exercise under the related option shall automatically be reduced by the number of shares represented by the option or portion thereof surrendered.

      (e) A right related to an incentive stock option may only be exercised if the fair market value of a share of Common Stock on the exercise date exceeds the option price.

      (f) Whether payments to employees upon exercise of tandem rights related to non-qualified options or of freestanding rights are made in cash, shares of Common Stock or a combination thereof, the Committee shall have sole discretion as to timing of the payments, whether in one lump sum or in annual installments or otherwise deferred, which deferred payments may in the Committee's sole discretion (i) bear amounts equivalent to interest or cash dividends, (ii) be treated as invested in the manner from time to time determined by the Committee, with dividends or other income thereon being deemed to have been so reinvested, or (iii) for the convenience of the Company, contributed to a trust, which may be revocable by the Company or subject to the claims of its creditors, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust, all as the Committee shall determine.

      (g) If a freestanding right is not exercised, or neither a tandem right nor the related option is exercised, before the end of the day on which the right ceases to be exercisable and the fair market value of a share on such date exceeds (i) the option price per share in the case of a tandem right or (ii) the price per share specified in the terms of the right in the case of a freestanding right, such right shall be deemed exercised and a payment in the amount prescribed by subparagraph 8(b), less any applicable taxes, shall be paid to the employee in cash.

9.    AWARD AND EXERCISE OF LIMITED RIGHTS

      (a) A limited right may be awarded by the Committee in connection with any option granted under the 1996 Plan with respect to all or some of the shares of Common Stock covered by such related option. A limited right may be granted either at the time the option is granted or thereafter at any time prior to the exercise, termination or expiration of the option. A limited right may be granted to an employee irrespective of whether such employee is being granted or has been granted a right under paragraph 8 hereof. A limited right may be exercised only during the ninety-day period beginning on an acceleration date (as defined in paragraph 7(a)). In addition, each limited right shall be exercisable only if, and to the extent that, the related option is exercisable and, in the case of a limited right granted in respect of an incentive stock option, only when the fair market value per share of the Common Stock exceeds the option price per share. Upon exercise of a limited right, such related option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such limited right is exercised. Upon the exercise or termination of a related option, the limited right with respect to such related option shall terminate to the extent of the shares of Common Stock with respect to which the related option was exercised or terminated.

      (b) Upon the exercise of limited rights, the holder thereof shall receive in cash whichever of the following amounts is applicable:

      (i) in the case of an exercise of limited rights by reason of the occurrence of an Offer (as defined in paragraph 7(a) (i)), an amount equal to the Offer Spread (as defined in paragraph 9(d));

      (ii) in the case of an exercise of limited rights by reason of an acquisition of Common Stock described in paragraph 7(a) (ii), an amount equal to the Acquisition Spread (as defined in paragraph 9(h) hereof);

      (iii) in the case of an exercise of limited rights by reason of an event described in paragraph 7(a) (iii), an amount equal to the Merger Spread (as defined in paragraph 9(f) hereof); or

      (iv) in the case of an exercise of limited rights by reason of a change in the composition of the Board of Directors as described in paragraph 7(a) (iv), an amount equal to the Spread (as defined in paragraph 9(i) hereof).

      Notwithstanding the foregoing, in the case of a limited right granted in respect of an incentive stock option, the holder may not receive an amount in excess of such amount as will enable such option to qualify as an incentive stock option.

      (c) The term "Offer Price per Share" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of the occurrence of an Offer, the greater of (i) the highest price per share of Common Stock paid in any Offer, which Offer is in effect at any time during the ninety-day period ending on the date on which such limited right is exercised, or (ii) the highest fair market value per share of Common Stock during such ninety-day period. Any securities or property which are part or all of the consideration paid for shares of Common Stock in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

      (d) The term "Offer Spread" as used in this paragraph 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which such limited right is being exercised.

      (e) The term "Merger Price per Share" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of an event described in paragraph 7(a) (iii), the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock occurring pursuant to such event if such fixed or formula price is determinable on the date on which such limited right is exercised, and
(ii) the highest fair market value per share of Common Stock during the ninety-day period ending on the date on which such limited right is exercised. Any securities or property which are part or all of the consideration paid for shares of Common Stock pursuant to such event shall be valued in determining the Merger Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity which is a party with the Company to such event or (B) the valuation placed on such securities or property by the Committee.

      (f) The term "Merger Spread" as used in this paragraph 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Merger Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which such limited right is being exercised.

      (g) The term "Acquisition Price per Share" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of an acquisition of Common Stock described in paragraph 7(a) (ii), the greater of (i) the highest price per share stated on the Schedule 13D or any amendment thereto filed by the holder of 30% or more of the Company's voting power which gives rise to the exercise of such limited right, and (ii) the highest fair market value per share of Common Stock during the ninety-day period ending on the date the limited right is exercised.

      (h) The term "Acquisition Spread" as used in this paragraph 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which such limited right is being exercised.

      (i) The term "Spread" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of a change in the composition of the Board described in paragraph 7(a) (iv), an amount equal to the product computed by multiplying (i) the excess of (A) the highest fair market value per share of Common Stock during the ninety-day period ending on the date the limited right is exercised over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which the limited right is being exercised.

      (j) Notwithstanding any other provision of the 1996 Plan, rights granted pursuant to paragraph 8 may not be exercised to the extent that any limited rights granted with respect to the same option are then exercisable.

      (k) For purposes of this paragraph 9, "fair market value per share of Common Stock" for any day shall mean the Market Value for such day (or if there were no sales on such day, on the next preceding day on which there were sales).

10.   NON-TRANSFERABILITY OF OPTIONS AND RIGHTS

      Options, rights and limited rights granted under the 1996 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code. Options, rights and limited rights may be exercised during the lifetime of the employee only by the employee or by the employee's guardian or legal representative (unless such exercise would disqualify an option as an incentive stock option).

11.   AWARD AND DELIVERY OF RESTRICTED SHARES OR RESTRICTED UNITS

      (a) At the time an award of restricted shares or restricted units is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such award. Each award of restricted shares or restricted units may have a different Restricted Period. The Committee may, in its sole discretion, at the time an award is made, prescribe conditions for the incremental lapse of restrictions during the Restricted Period, for the lapse or termination of restrictions upon the satisfaction of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the restricted shares or restricted units and provide for the lapse of all restrictions with respect to all restricted shares or restricted units covered by the award upon the occurrence of an acceleration date as defined in paragraph 7(a). The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares or restricted units. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to all restricted shares or restricted units upon death or total disability (as defined in paragraph 13).

      (b) Upon the grant of an award of restricted shares, a stock certificate representing a number of shares of Common Stock equal to the number of restricted shares granted to an employee shall be registered in the employee's name but shall be held in custody by the Company for the employee's account. The employee shall generally have the rights and privileges of a stockholder as to such restricted shares, including the right to vote such restricted shares, except that, subject to the provisions of paragraph 12, the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the restricted shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the restricted shares shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the Company unless the employee has remained an employee of the Company or any of its subsidiaries or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares. At the discretion of the Committee, cash and stock dividends with respect to the restricted shares may be either currently paid or withheld by the Company for the employee's account subject to the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Upon the forfeiture of any restricted shares, such forfeited restricted shares and any cash or stock dividends withheld for the employee's account shall be transferred to the Company without further action by the employee. The employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 14.

      (c) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in paragraph 12, the restrictions applicable to the restricted shares shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the employee or the employee's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the employee or the employee's beneficiary or estate, as the case may be. No payment will be required from the employee upon the issuance or delivery of any restricted shares, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares. The Committee may permit such amount to be paid in (i) shares of Common Stock previously owned by the employee, (ii) a portion of the shares of Common Stock that otherwise would be distributed to such employee upon the lapse of the restrictions applicable to the restricted shares, or (iii) a combination of cash and shares of such Common Stock; provided, however, unless otherwise approved by the Committee, that an election by an employee subject to Section 16(b) of the Exchange Act to use shares of Common Stock described in clause (ii) above to satisfy any federal, state or local tax requirement shall be made only during a Window Period (as defined in paragraph 7(e) hereof), and provided further that the Committee shall have sole discretion to consent to or disapprove of any such election (which consent or disapproval may be given at any time after the election to which it relates).

      (d) In the case of an award of restricted units, no shares of Common Stock shall be issued at the time the award is made, and the Company shall not be required to set aside a fund for the payment of any such award. At the discretion of the Committee, cash and stock dividends with respect to the Common Stock ("Dividend Equivalents") may be currently paid or withheld by the Company for the employee's account subject to the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

      Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in paragraph 12, the Company shall deliver to the employee or the employee's beneficiary or estate, as the case may be, one share of Common Stock for each restricted unit with respect to which the restrictions have lapsed ("vested unit"), and cash equal to any Dividend Equivalents credited with respect to each such vested unit and any interest thereon; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for vested units. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment shall be equal to the Market Value for the date on which the Restricted Period lapsed with respect to such vested unit, or if there are no sales on such date, on the next preceding day on which there were sales. No payment will be required from the employee upon the award of any restricted units, the crediting or payment of any Dividend Equivalents, or the delivery of Common Stock or the payment of cash in respect of vested units, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in (i) shares of Common Stock previously owned by the employee, (ii) a portion of the shares of Common Stock that otherwise would be distributed to such employee in respect of vested units, or (iii) a combination of cash and shares of such Common Stock; provided, however, unless otherwise approved by the Committee, that an election by an employee subject to Section 16(b) of the Exchange Act to use the shares of Common Stock described in clause (ii) above to satisfy any federal, state or local tax requirement shall be made only during a Window Period (as defined in paragraph 7(e) hereof); and provided further that the Committee shall have sole discretion to consent to or disapprove of any such election (which consent or disapproval may be given at any time after the election to which it relates).

      Upon the occurrence of an acceleration date (as defined in paragraph 7(a)), all outstanding vested units (including any restricted units whose restrictions have lapsed as a result of the occurrence of such acceleration date) and credited Dividend Equivalents shall be payable as soon as practicable but in no event later than 90 days after such acceleration date in cash, in shares of Common Stock, or part in cash and part in Common Stock, as the Committee, in its sole discretion, shall determine. To the extent that an employee receives cash in payment for his vested units, such employee shall receive an amount equal to the product of (i) the number of vested units credited to such employee's account for which such employee is receiving payment in cash times (ii) the Multiplication Factor (as defined below). To the extent that an employee receives Common Stock in payment for his vested units, such employee shall receive the number of shares of Common Stock determined by dividing (i) the product of (x) the number of vested units credited to such employee's account for which such employee is receiving payment in Common Stock times (z) the Multiplication Factor, by (ii) the fair market value per share of the Common Stock as of the day preceding the payment date. "Multiplication Factor" shall mean (i) in the event of the occurrence of an Offer as defined in paragraph 7(a) (i), the Offer Price per Share as modified below, (ii) in the case of an acquisition of Common Stock described in paragraph 7(a) (ii), the Acquisition Price per Share as modified below, (iii) in the case of an event described in paragraph 7(a) (iii), the Merger Price per Share as modified below, or (iv) in the case of a change in the composition of the Board of Directors as described in paragraph 7(a) (iv), the highest fair market value per share of the Common Stock for any day during the applicable ninety-day period described below. For purposes of the preceding sentence, (i) the applicable ninety-day period described in paragraphs 9(c), (e) and (g) and in clause (iv) above shall mean the ninety-day period ending on or within 89 days following an acceleration date which the Committee, in its sole discretion, shall select and (ii) fair market value per share of the Common Stock shall mean the Market Value.

      (e) The restricted unit award agreement may permit an employee to request that the payment of vested units (and Dividend Equivalents and the interest thereon with respect to such vested units) be deferred beyond the payment date specified in the agreement. The Committee shall, in its sole discretion, determine whether to permit such deferment and to specify the terms and conditions, which are not inconsistent with the 1996 Plan, to be contained in the agreement. In the event of such deferment, the Committee may determine that interest shall be credited annually on the Dividend Equivalents, at a rate to be determined by the Committee. The Committee may also determine to compound such interest.

12.   TERMINATION OF EMPLOYMENT

      Unless otherwise determined by the Committee, and subject to such restrictions as may be imposed by the Code in the case of any incentive stock options, in the event that the employment of an employee to whom an option, right or limited right has been granted under the 1996 Plan shall be terminated (except as set forth in paragraph 13), such option, right or limited right may, employee was entitled to do so at the termination of his employment) at any time within three months after such termination, or, in the case of an employee who voluntarily resigns from active employment at or after age 55 within one year after such termination, but in no case later than the date on which the option, right or limited right terminates; provided, however, that any option, right or limited right held by an employee whose employment is terminated for Cause shall forthwith terminate, to the extent not theretofore exercised.

      "Cause" shall mean: (1) any action or inaction by the employee that constitutes larceny, fraud, gross negligence, a willful or negligent misrepresentation to the directors or officers of the Company, their successors or assigns, a crime involving moral turpitude; or (2) the refusal of the employee to follow the reasonable and lawful written instructions of the President or the Board of Directors of the Company with respect to the services to be rendered and the manner of rendering such services by employee provided such refusal is material and repetitive and is not justified or excused by actions taken by the Company in violation of any written agreement between the Company and the employee, and with respect to the first two refusals employee has been given reasonable written notice and explanation thereof and reasonable opportunity to cure and no cure has been effected within a reasonable time after such notice. Unless otherwise determined by the Committee, if an employee to whom restricted shares or restricted units have been granted ceases to be an employee of the Company or of a subsidiary prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee for any reason other than death or total disability (as defined in paragraph 13), the employee shall immediately forfeit all restricted shares and restricted units. Awards granted under the 1996 Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Company or any of its subsidiaries. Any option, right, limited right, restricted share or restricted unit agreement, or any rules and regulations relating to the 1996 Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the 1996 Plan or in any award granted pursuant to the 1996 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.

      Notwithstanding anything else in the 1996 Plan to the contrary, if the corporation employing an individual to whom an option, right, limited right, restricted unit or restricted share has been granted under the 1996 Plan ceases to be a subsidiary of the Company, then the Committee may provide that service with such employer or its direct or indirect or subsidiaries in any capacity shall be considered employment with the Company for purposes of the 1996 Plan.

13.   DEATH OR TOTAL DISABILITY OF EMPLOYEE

      If an employee to whom an option, right or limited right has been granted under the 1996 Plan shall die or suffer a "total disability" while employed by the Company or its subsidiaries or within three months (or, in the case of an employee who voluntarily resigns from active employment at or after age 55, within one year) after the termination of such employment (other than termination for cause), such option, right or limited right may be exercised, to the extent that the employee was entitled to do so at the termination of employment (including by reason of death or total disability), as set forth herein (subject to the restrictions set forth in paragraphs 8 and 9 with respect to persons subject to Section 16(b) of the Exchange Act) by the employee, the legal guardian of the employee (unless such exercise would disqualify an option as an incentive stock option), a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, whichever is applicable, at any time within one year after the date of the employee's death or total disability, but in no case later than the date on which the option, right or limited right terminates. For purposes hereof, "total disability" is defined as the permanent inability of an employee, as a result of accident or sickness, to perform any and every duty pertaining to such employee's occupation or employment for which the employee is suited by reason of the employee's previous training, education and experience.

14. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

      Notwithstanding any other provision of the 1996 Plan, the Committee may at any time, in its sole discretion, make or provide for such adjustments to the 1996 Plan, to the number and class of shares available thereunder or to any outstanding options, rights, restricted shares or restricted units as it may deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may, in its sole discretion, make any adjustment as it deems equitable in respect of outstanding options, rights, limited rights and restricted units, including in the Committee's discretion revision of outstanding options, rights, limited rights and restricted units so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in respect of an incentive stock option if such adjustment would disqualify such option as an incentive stock option under Section 422 of the Code and the Treasury Regulations thereunder. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options, rights, limited rights or restricted units shall be eliminated.

15.   EFFECTIVE DATE


      The 1996 Plan shall be effective as of July 30, 1996, (the "Effective Date"), provided that the adoption of the 1996 Plan shall have been approved by the stockholders of the Company. The Committee thereafter may, in its discretion, grant awards under the 1996 Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise or payment, (i) if the Company deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such shares shall be effective, and (ii) any requisite approval or consent of any governmental authority of any kind having jurisdiction over awards granted under the 1996 Plan shall be obtained.

16.   TERMINATION AND AMENDMENT

      The Board of Directors of the Company may suspend, terminate, modify or amend the 1996 Plan, provided that any amendment that would increase the aggregate number of shares that may be issued under the 1996 Plan, materially increase the benefits accruing to participants under the 1996 Plan, or materially modify the requirements as to eligibility for participation in the 1996 Plan shall be subject to the approval of the Company's stockholders to the extent required by Rule 16b-3, applicable law or any other governing rules or regulations, except that any such increase or modification that may result from adjustments authorized by paragraph 14 does not require such approval. If the 1996 Plan is terminated, the terms of the 1996 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the 1996 Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

17.   WRITTEN AGREEMENTS

      Each award of options, rights, limited rights, restricted shares or restricted units shall be evidenced by a written agreement, executed by the employee and the Company, which shall contain such restrictions, terms and conditions as the Committee may require.

18.   EFFECT ON OTHER STOCK PLANS

      The adoption of the 1996 Plan shall have no effect on awards made or to be made pursuant to other stock plans covering employees of the Company or its subsidiaries, or any predecessors or successors thereto.

                       TRANSACT TECHNOLOGIES INCORPORATED
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD THURSDAY, MAY 7, 1998
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANSACT
                           TECHNOLOGIES INCORPORATED

     The undersigned shareholder of TransAct Technologies Incorporated (the "Company"), does hereby nominate, constitute and appoint Thomas R. Schwarz and Bart C. Shuldman, or either of them, with full power to act alone, my true and lawful attorney with full power of substitution, for me and in my name, place and stead to vote all of the shares of Common Stock of the Company standing in my name on its books on March 19, 1998, at the Annual Meeting of its shareholders to be held at The Ramada Plaza Hotel, 275 Research Parkway, Meriden, CT 06450 on Thursday, May 7, 1998 at 10:00 a.m., or at any adjournment thereof, with all powers the undersigned would possess if personally present as follows:

                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                       TRANSACT TECHNOLOGIES INCORPORATED

                                  MAY 7, 1998



PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

      PLEASE MARK YOUR
A /X/ VOTE AS IN THIS
      EXAMPLE.

                        FOR            WITHHOLD
                    ALL NOMINEES   FOR ALL NOMINEES   NOMINEES: Graham Y. Tanaka
1.  ELECTION OF                                                 Richard L. Cote
    DIRECTORS.          / /              / /

FOR ALL NOMINEES EXCEPT:


------------------------------------------------
To withhold authority to vote for any individual
nominee, write that nominee's name in the space
above.



                                                       FOR    AGAINST  ABSTAIN
2. RATIFICATION of selection of Price                  / /      / /      / /
   Waterhouse LLP as independent accountants
   for 1998.

3. APPROVAL of amendment to Company's 1996             / /      / /      / /
   Stock Plan to increase the number of shares of
   Common Stock subject thereto.

4. In their discretion, the Proxies, or either of them, are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED ON BEHALF OF THE UNDERSIGNED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE.




SIGNATURE                   DATE        SIGNATURE                 DATE
         ------------------     -------          -----------------     --------
                                                 (SIGNATURE IF HELD JOINTLY)

NOTE: Please sign exactly as name appears on the mailing label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, please sign the full corporate name by president or other authorized officer. If signing on behalf of a partnership, please sign the partnership names by authorized person.